                                                             [Amendment No. 4]

                              November 22, 1995

Brown Brothers Harriman & Co.
59 Wall Street
New York, NY 10005
Attn: Jeffrey C. Lockwood

Coutts & Co.
440 Strand
London WC2R OQS
Attn: A.D. Hills

NBD Bank N.A.
611 Woodward Avenue
Detroit, Michigan 48226
Attn: Jon P. Dady

Trust Company Bank
25 Park Place
24th Floor, Center 120
Atlanta, Georgia 30303
Attn: F. McClellan Deaver

Comerica Bank - Texas
8828 Stemmons Freeway, Suite 441
Dallas, Texas 75247
Attn: David Terry

     Re: Credit Agreement dated as of March 31, 1994, by and among Vari-Lite, Inc. ("VLI"), Showco, Inc. ("SHOWCO"), Vari-Lite Asia, Inc. ("VLA"), Vari-Lite Europe Limited ("VLE"), Theatre Projects Lighting Services Limited ("THEATRE PROJECTS") and Brilliant Stages Limited ("BRILLIANT STAGES") (VLI, Showco, VLA, VLE, Theatre Projects and Brilliant Stages are sometimes referred to herein individually as a "BORROWER" and collectively as "BORROWERS"), Vari-Lite Holdings, Inc. ("VLH"), Vari-Lite Europe Holdings Limited ("VLEH"), Brown Brothers Harriman & Co. ("BBH"), Coutts & Co. ("COUTTS"), NBD Bank, N.A. (the name of which is now NBD Bank, a Michigan banking corporation)("NBD"), Trust Company Bank ("TRUST CO.") and Comerica Bank-Texas ("COMERICA") (BBH, Coutts, NBD, Trust Co. and Comerica are hereinafter individually referred to as "LENDERS"), and BBH in its capacity as agent for Lenders (in such capacity, the "AGENT"), as amended by (a) that certain letter agreement dated July 1, 1994, marked "[Amendment No. 1]", among the Borrowers, the Guarantors, the Lenders and the Agent, (b) that certain letter agreement dated September 30, 1994 marked "[Amendment No.

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          2]" among the Borrowers, VLH, VLEH, Showco Creative Services, Inc.
          ("SCSI") and Irideon, Inc. ("IRIDEON")(VLH, VLEH, SCSI, Irideon and Concert Production Lighting, Inc. are sometimes referred to herein collectively as "GUARANTORS"), the Lenders and the Agent, and (c) that certain letter agreement dated February 22, 1995 marked "[Amendment No. 3]" among the Borrowers, the Guarantors, the Lenders and the Agent, as amended (the "CREDIT AGREEMENT"). Unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement.

Gentlemen:

     As you are aware, the Borrowers and the Guarantors have requested that the Minimum Fixed Charge Coverage Ratios contained in Sections 10.1 of the Credit Agreement be amended in certain respects.

     The Borrowers and the Guarantors have requested that the Agent and Lenders execute this letter agreement (hereinafter, "AMENDMENT NO. 4") in the space indicated below to evidence their agreement to the modifications and amendments contained herein.

     For valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrowers, the Guarantors, the Lenders and the Agent agree to the following:

     1. AMENDMENT TO MINIMUM FIXED CHARGE COVERAGE RATIOS. Section 10.1 of the Credit Agreement shall be amended to provide for the corresponding ratio and period, as provided below:

               Minimum Fixed Charge Coverage Ratios:

                    Period                                  Ratio
                    ------                                  -----
               Beginning on September 30, 1995 and          (0.50) to 1
               ending on October 30, 1995

(with number in parentheses being a negative number).

     All periods and ratios in Section 10.1 of the Credit Agreement which are not changed by the above period and ratio shall remain as set forth in the Credit Agreement.

     2. REPRESENTATIONS AND WARRANTIES. In order to induce each Lender to enter into this Amendment No. 4, each Borrower and each Guarantor hereby represents and warrants to each Lender as follows:

          a. The representations and warranties of the Borrowers and VLH contained in ARTICLE 8 of the Credit Agreement (except for those Sections or parts thereof which, by

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their terms, relate to a specified date) are true and correct in all material respects on and as of the date hereof, as though made on and as of such date.

          b. No event has occurred and is continuing, or would result from the execution of this Amendment No. 4 (and after giving effect to the provisions hereof), which, absent this Amendment No. 4, constitutes a Default or Event of Default.

          c. No material adverse change has occurred with respect to the financial condition, business, properties or operations of the Vari-Lite Corporate Group, on a consolidated basis, since the date of the most recent financial statements delivered to the Agent pursuant to SECTION 9.2 of the Credit Agreement.

          d. Each of the Borrowers and Guarantors executing this Amendment No. 4 is duly authorized and empowered to execute this Amendment No. 4, and the execution hereof will not violate any Governmental Requirement, the violation of which would have a Material Adverse Effect.

     3. REAFFIRMATION OF SECURITY DOCUMENTS AND GUARANTEES. Each Borrower and each Guarantor hereby (a) reaffirms each Guaranty and each Security Document previously executed and delivered by such Borrower or Guarantor (as applicable), (b) acknowledges and agrees that, to the extent the Guarantees and Security Documents executed and delivered by such Borrower or Guarantor (as applicable) guarantee, or secure payment of amounts outstanding under the Dollar Revolver Commitment, such Guarantees and Security Documents continue to secure payment of and guaranty (as applicable) amounts outstanding under the Dollar Revolver Commitment, and (c) reaffirms and acknowledges that the Guarantees and Security Documents executed and delivered by such Borrower or Guarantor (as applicable) continue to evidence the valid, binding and enforceable obligation of such Borrower or Guarantor (as applicable), subject only to applicable Debtor Laws.

     4. REAFFIRMATION OF CREDIT AGREEMENT. The Credit Agreement, as amended by this Amendment No. 4, is ratified and confirmed and all of the rights and powers created hereby or thereunder shall be and remain in full force and effect.

     5. NO UNINTENDED WAIVERS. The execution, delivery and effectiveness of this Amendment No. 4 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent or the Lenders under the Credit Agreement, as amended hereby, or under any of the Loan Documents to which any Borrower or Guarantor is a party.

     6. EXPENSES OF AGENT. The Borrowers and the Guarantors agree to pay all reasonable costs and expenses of Agent (including, without limitation, all reasonable fees, costs and expenses of Agent's legal counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment No. 4.

     7. GOVERNING LAW. THIS AMENDMENT NO. 4 SHALL BE DEEMED TO BE AN AGREEMENT EXECUTED BY THE PARTIES HERETO UNDER THE LAWS OF THE STATE OF NEW YORK, AND SHALL BE GOVERNED BY, AND SHALL BE

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CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK AND
APPLICABLE FEDERAL LAW.

     8. COUNTERPARTS. This Amendment No. 4 shall become effective as of the date first written above when a counterpart of this Amendment No. 4 has been executed by all parties listed on the signature pages hereto. It is not necessary that all signatures appear on the same counterpart. Each such counterpart shall be deemed to be an original, and all counterparts, when taken together, shall constitute but one and the same instrument.

     9. COMPLETE AGREEMENT. THIS AMENDMENT NO. 4, TOGETHER WITH THE CREDIT AGREEMENT, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     This Amendment No. 4 has been executed by the duly authorized officers of the Borrowers and the Guarantors. Please acknowledge your agreement to the terms and conditions contained herein by executing this Amendment No. 4 in the space indicated below.

                        [signature pages to follow]

                                            Very truly yours,

                                            BORROWERS:

                                            VARI-LITE, INC.


                                            By:  /s/ H.R. Brutsche   III
                                                 -----------------------------
                                                 H.R. Brutsche III
                                                 President


                                            SHOWCO, INC.



                                            By:  /s/ Clay Powers
                                                 -----------------------------
                                                 Clay Powers
                                                 President


                                            VARI-LITE ASIA, INC.


                                            By:  /s/ H.R. Brutsche III
                                                 -----------------------------
                                                 H.R. Brutsche III
                                                 Chairman of the Board and
                                                 Representative Director


                                            VARI-LITE EUROPE LIMITED



                                            By:  /s/ H.R. Brutsche III
                                                 -----------------------------
                                                 H.R. Brutsche III
                                                 Director

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                                     THEATRE PROJECTS LIGHTING SERVICES LIMITED



                                     By:  /s/ H.R. Brutsche III
                                          ------------------------------------
                                          H.R. Brutsche III
                                          Director


                                     BRILLIANT STAGES LIMITED


                                     By:  /s/ H.R. Brutsche III
                                          ------------------------------------
                                          H.R. Brutsche III
                                          Director


                                     GUARANTORS:

                                     VARI-LITE HOLDINGS, INC.



                                     By:  /s/ H.R. Brutsche III
                                          ------------------------------------
                                          H.R. Brutsche III
                                          President

                                     VARI-LITE EUROPE HOLDINGS LIMITED



                                     By:  /s/ H.R. Brutsche III
                                          ------------------------------------
                                          H.R. Brutsche III
                                          Director

                                     SHOWCO CREATIVE SERVICES, INC.



                                     By:  /s/ John D. Maxson
                                          ------------------------------------
                                          John D. Maxson
                                          Chairman

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                                     IRIDEON, INC.



                                     By:  /s/ H.R. Brutsche III
                                          ------------------------------------
                                          H.R. Brutsche III
                                          President

                                     CONCERT PRODUCTION LIGHTING, INC.



                                     By:  /s/ H.R. Brutsche III
                                          ------------------------------------
                                          H.R. Brutsche III
                                          President

ACKNOWLEDGED AND AGREED
as of the 22nd day of November, 1995

AGENT:

PER PRO BROWN BROTHERS HARRIMAN & CO.


     By:   /s/ W. Carter Sullivan III
         ----------------------------------
     Name:     W. Carter Sullivan III
           --------------------------------
     Title:    Manager
            -------------------------------

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LENDERS:

PER PRO BROWN BROTHERS HARRIMAN & CO.


     By:   /s/ W. Carter Sullivan III
         ----------------------------------
     Name:     W. Carter Sullivan
           --------------------------------
     Title:    Manager
            -------------------------------

     COUTTS & CO.


     By:   /s/ A.D. Hills
         ----------------------------------
     Name:     A.D. Hills
           --------------------------------
     Title:    Manager
            -------------------------------



     NBD BANK


     By:   /s/ Jon P. Dady
         ----------------------------------
     Name:     Jon P. Dady
           --------------------------------
     Title:    Vice President
            -------------------------------

     TRUST COMPANY BANK


     By:   /s/ F. McClellan Deaver III
         ----------------------------------
     Name:     F. McClellan Deaver III
           --------------------------------
     Title:    Vice President
            -------------------------------

     By:   /s/ Ruth E. Whitner
         ----------------------------------
     Name:     Ruth E. Whitner
           --------------------------------
     Title:    Assistant Vice President
            -------------------------------

     COMERICA BANK-TEXAS


     By:   /s/ David Terry
         ----------------------------------
     Name:     David Terry
           --------------------------------
     Title:    Corporate Banking Officer
            -------------------------------